SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                             Date of report (Date of
                    earliest event reported): March 17, 2000


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                          Delaware 333-50475 22-3545325
                  (State or Other  (Commission    (I.R.S. Employer
                   Jurisdiction     File Number)   Identification No.)
                   of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100


                         Exhibit List Appears on Page 4

Item 5.  Other Events.

     KMC Telecom Holdings, Inc. (the "Registrant") desires to release its financial results for the year ended December 31, 1999 by filing them with the Securities and Exchange Commission. Attached hereto is a copy of a press release relating to the Registrant's financial results for the year ended December 31, 1999. Certain matters discussed in the press release are forward-looking statements that involve risks and uncertainties, including statements relating to its expansion plans, strategy and products. As a result, actual results, events or conditions, financial or otherwise, can differ materially from the results and expectations referred to in those statements. The Registrant undertakes no duty to update such forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)    Financial Statements of Businesses Acquired.

                Not Applicable

       (b)    Pro Forma Financial Information.

                Not Applicable

       (c)    Exhibits.

                The following exhibits are filed with this Report.

Exhibit No.                Description.

99.1                       Press Release, dated March 17, 2000

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KMC TELECOM HOLDINGS, INC.



Date:  March 17, 2000                      By: /S/  ROBERT F. HAGAN
                                              --------------------------
                                           Name: Robert F. Hagan
                                           Title: Senior Vice President, Finance

EXHIBIT LIST




Exhibit No.    Description

99.1           Press Release, dated March 17, 2000